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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 21, 2024
flyExclusive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)
252-208-7715
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On May 21, 2024, flyExclusive, Inc. (the “Company”) received notice (the “Notice”) from NYSE American LLC (“NYSE”) stating that the Company is not in compliance with Section 1007 of the NYSE American Company Guide because the Company failed to timely file its Annual Report on Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The Notice informed the Company that, pursuant to NYSE rules, the Company has six months from May 20, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it believes, in its sole discretion, that continued listing and trading of the Company’s securities on NYSE is inadvisable or unwarranted.

As previously reported by the Company in the Form 12b-25 filed with the SEC on May 10, 2024, the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense. Subsequent to filing the Form 12b-25, the Company continued to dedicate significant resources to the completion of the Form 10-Q but was unable to file by May 20, 2024, the end of the extension period provided by the Form 12b-25. As a newly public company and having become a taxable corporation in December 2023, the Company requires additional time to complete the financial reporting and close procedures for the first quarter of fiscal year 2024.

The Company is working diligently to complete the necessary work to file the Form 10-Q as soon as practicable and intends to regain compliance with the Exchange’s continued listing standards, although there can be no assurance that the Company will ultimately regain compliance with all applicable Exchange listing standards. Until the Company files the Form 10-Q, the Company’s common stock and warrants will remain listed on the NYSE under the symbols “FLYX” and “FLYXWS,” respectively, and will be assigned a “LF” indicator to signify late filing status.

Item 8.01 Other Events.
On May 28, 2024, the Company issued a press release announcing the receipt of the Notice. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated May 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 28, 2024

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman

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